Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TechPrecision Corporation (Company) on Form 10-Q for the three months ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Alexander Shen, the Chief Executive Officer, and I, Richard F. Fitzgerald, the Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2015	/s/ Alexander Shen
Alexander Shen

Dated: February 17, 2015	/s/ Richard F. Fitzgerald
Richard F. Fitzgerald

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